                                                                    EXHIBIT 10.4

                               LEASE AGREEMENT
                                    between
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                      and
                              INTERMETRICS, INC.

                               Table of Contents
                               -----------------

SECTION                                                               PAGE
-------                                                               ----
1.   DEFINITIONS..................................................     - 1 -
     -----------

2.   LEASE TERM...................................................     - 3 -
     ----------

3.   BASIC RENTAL.................................................     - 4 -
     ------------

4.   BASIC RENTAL ESCALATION......................................     - 4 -
     -----------------------

5.   SECURITY DEPOSIT.............................................     - 4 -
     ----------------

6.   LANDLORD'S OBLIGATIONS.......................................     - 5 -
     ----------------------

7.   IMPROVEMENT OF THE PREMISES..................................     - 6 -
     ---------------------------

8.   OPERATING EXPENSES...........................................     - 8 -
     ------------------

9.   USE..........................................................     - 9 -
     ---

10.  TENANT'S REPAIRS AND ALTERATIONS.............................    - 10 -
     --------------------------------

11.  ASSIGNMENT AND SUBLETTING....................................    - 10 -
     -------------------------

12.  INDEMNITY....................................................    - 13 -
     ---------

13.  SUBORDINATION................................................    - 13 -
     -------------

14.  RULES AND REGULATIONS........................................    - 14 -
     ---------------------

15.  INSPECTION...................................................    - 14 -
     ----------

16.  CONDEMNATION.................................................    - 14 -
     ------------

17.  FIRE OR OTHER CASUALTY......................................     - 15 -
     -----------------------

18.  HOLDING OVER.................................................    - 15 -
     ------------

19.  TAXES........................................................    - 16 -
     -----

20.  EVENTS OF DEFAULT............................................    - 17 -
     -----------------

21.  REMEDIES.....................................................    - 17 -
     --------

22.  SURRENDER OF PREMISES........................................    - 19 -
     ---------------------

23.  ATTORNEYS' FEES..............................................    - 19 -
     ---------------

24.  INTENTIONALLY OMITTED........................................    - 19 -
     ---------------------

25.  MECHANICS' LIENS.............................................    - 19 -
     ----------------

26.  WAIVER OF SUBROGATION, INSURANCE.............................    - 20 -
     --------------------------------

27.  INTENTIONALLY OMITTED........................................    - 20 -
     ---------------------

28.  BROKERAGE....................................................    - 20 -
     ---------

                               LEASE AGREEMENT
                                    BETWEEN
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                      AND
                              INTERMETRICS, INC.

                               Table of Contents
                               -----------------

SECTION                                                               PAGE
-------                                                               ----
29.  ESTOPPEL CERTIFICATES........................................    - 20 -
     ---------------------

30.  NOTICES......................................................    - 21 -
     -------

31.  FORCE MAJEURE................................................    - 21 -
     -------------

32.  SEVERABILITY.................................................    - 22 -
     ------------

33.  AMENDMENTS; WAIVER; BINDING EFFECT...........................    - 22 -
     ----------------------------------

34.  QUIET ENJOYMENT..............................................    - 22 -
     ---------------

35.  LIABILITY OF TENANT..........................................    - 22 -
     -------------------

36.  LANDLORD LIABILITY...........................................    - 22 -
     ------------------

37.  CERTAIN RIGHTS RESERVED BY LANDLORD..........................    - 22 -
     -----------------------------------

38.  FINANCIAL STATEMENTS.........................................    - 23 -
     --------------------

39.  NOTICE TO LENDER.............................................    - 23 -
     ----------------

40.  MISCELLANEOUS................................................    - 23 -
     -------------

41.  ADDITIONAL RENT..............................................    - 24 -
     ---------------

42.  ENTIRE AGREEMENT.............................................    - 24 -
     ----------------

43.  LEGAL PROCEEDINGS............................................    - 24 -
     -----------------

44.  LAWS AND REGULATIONS.........................................    - 24 -
     --------------------

45.  AMERICANS WITH DISABILITIES ACT ("ADA")......................    - 24 -
     ---------------------------------------

46.  ENVIRONMENTAL PROTECTIONS....................................    - 25 -
     -------------------------

47.  PARKING......................................................    - 26 -
     -------

48.  OPTION TO RENEW..............................................    - 26 -
     ---------------

49.  RIGHT OF FIRST OFFER.........................................    - 26 -
     --------------------

50.  TENANT ACCESS................................................    - 27 -
     -------------

51.  EXHIBITS.....................................................    - 27 -
     --------

                                LEASE AGREEMENT
                                    between
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                                      and
                              INTERMETRICS, INC.

                                  DATA SHEET

This Data Sheet is an integral part of this Lease and all of the terms hereof are incorporated into this Lease in all respects. In addition to the other provisions which are elsewhere in this Lease, the following, whenever used in this Lease, shall have the meanings set forth in this Data Sheet.

(a)   Premises          Suite No. 600 in the Building, generally outlined on the
      --------          floor plan attached hereto as Exhibit A (Section 1(1)).

(b) Area of Premises Approximately 26,084 rentable square feet on the sixth ---------------- (6th) floor of the Building (Exhibit A and Section
                        1(1)).

(c)   Building          The Concourse, located at 1593-1595 Spring Hill Road,
      --------          Vienna, Virginia (Section 1(e)).

(d)   Basic Rental      $23.75 per rentable square foot per year payable in
      ------------      equal monthly installments of $51,624.58, subject to
                        adjustment as herein provided (Sections 1(b) and 3).

(e)   Annual Basic      $619,495.00 (Section 3).
      ------------
      Rental
      ------

(f)   Annual Basic      Three percent (3%) of the escalated Basic Rental
      ------------
      Rental Escalation then in effect (Section 4).
      -----------------

(g)   Additional Rent   See Section 41.
      ---------------

(h)   Lease Term        Five years and zero months, commencing on the
      ----------        Commencement Date (Sections 1(j) and 2).

(i)   Commencement Date See Section 1(f).
      -----------------

(j)   Building          Monday through Friday, 8:00 a.m. to 6:00 p.m. and
      --------
      Operation Hours   Saturday, 8:00 a.m. to 1:00 p.m.
      ---------------

(k)   Permitted Use     Any general business office purposes and for no other
      -------------     purpose (Sections 1(k) and 9).

(l)   Tenant's          7.58% (See Sections 1(p) and 1(q)).
      --------
      Proportionate
      -------------
      Share of Building
      -----------------
      Space
      -----

(m)   Tenant's          3.5 per 1000 rentable square feet (Section 47).
      --------
      Proportionate
      -------------
      Share of Parking
      ----------------
      Spaces
      ------

(n) Brokers Involved Compass Management and Leasing, Inc. and Spaulding and ---------------- Slye Services Limited Partnership


(o)   Security Deposit  See Section 1(n) and 5.
      ----------------

(p)   Notices           If to Landlord:
      -------
                        The Equitable Life Assurance Society of the United
                        States
                        1875 Eye Street, N.W., Suite 900
                        Washington, D.C.  20006
                        if to Tenant:

                        23 Fourth Avenue
                        Burlington, MA  01803-3303

                        with a copy to:

                        The Premises

                                LEASE AGREEMENT

        THIS LEASE AGREEMENT is entered into as of the 23rd day of May 1997, between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (hereinafter called "Landlord"), whose address for purposes hereof is 1875 Eye Street, N.W., Suite 900, Washington, D.C. 20006 and INTERMETRICS, INC, a Delaware corporation (hereinafter called "Tenant"), whose address for purposes hereof is 23 Fourth Avenue, Burlington, MA 01803-3303.

   1.   DEFINITIONS.
        -----------

        (a) "Basic Cost": The actual costs incurred by the Landlord in operating and maintaining the Building and the Land during each calendar year of the Lease Term for which Landlord has not been reimbursed by insurance proceeds, condemnation awards or otherwise.

        Such costs shall include, by way of example rather than of limitation,
(i) charges or fees for, and taxes on, the furnishing of electricity, water, sewer service, gas, fuel, or other utility services to the Building and the Land; (ii) costs of providing elevator, janitorial and trash removal service, restriping, resurfacing, maintaining and repairing all walkways, roadways and parking areas on the Land, security costs, and cost of maintaining grounds, common areas and mechanical systems of the Building and the Land; (iii) all other costs of maintaining and repairing any or all of the Building or Land;
(iv) all operating and maintenance costs reasonably allocated by Landlord to the common areas of the Building and the Land in a multi-building development; (v) charges or fees for any necessary governmental permits and licenses; (vi) management fees (limited to those which are reasonable and do not materially exceed those which are customary for buildings of similar age and size in the Tysons Corner, Virginia submarket), overhead and expenses reasonably related to management of the Building (including salaries for personnel directly responsible for management of the Building); (vii) premiums for hazard, liability, workmen's compensation, or similar insurance upon any or all of the Building and the Land; (viii) costs arising under service contracts with independent contractors; and (ix) the cost of any other items which, under generally accepted accounting principles consistently applied from year to year with respect to the Building or the Land, constitute operating or maintenance costs attributable to any or all of the Building or the Land.

        Such costs shall not include (i) the expense of principal and interest payments made by the Landlord pursuant to the provisions of any mortgage or deed of trust covering the Building or the Land; (ii) any deduction for depreciation of the Building taken on the landlord's income tax returns; (iii) the cost of capital improvements made to the Building, other than capital improvements, modifications or equipment required by federal, state or local ordinance, rule, regulation or law or determined by Landlord in good faith to result in savings or reductions in Basic Cost generally, in which case the cost thereof shall be included in Basic Cost for the calendar year in which the cost shall have been incurred and in subsequent calendar years, on a straight line basis, such items will be amortized over an appropriate period and with an appropriate interest factor selected in good faith by Landlord; (iv) costs of electricity outside normal business hours sold to tenants of the Building by Landlord or any other special service to the tenants or service in excess of that furnished to Tenant whether or not Landlord receives reimbursement from such tenants as an additional charge; (v) wages, salaries or other compensation or benefits for employees applicable to the time spent working at or with respect to other Buildings, other than the Building manager (provided that with respect to each employee that services the Building and other Buildings, an equitable portion of such employee's salary shall be included in Basic Cost, as applicable); (vi) interest or penalties arising by reason of Landlord's failure to timely pay any Basic Cost; or (vii) costs attributable to compliance with applicable laws or regulations affecting the Building or the Land, which compliance was required before the Commencement Date. If Landlord shall have leased any such items of capital equipment designed to result in savings or reductions in Basic Cost, then the rental and other costs paid pursuant to such leasing shall be included in Basic Cost for each calendar year in which they shall have been incurred.

        In determining Basic Cost, where less than 95% of the Building's rentable square footage is occupied during all or any part of a year, those items of the Basic Cost which vary according to occupancy, such as electricity and janitorial services, shall be increased to that amount which would have been incurred had the Building been 95% occupied during the entire year.

        (b) "Basic Rental": $23.75 per rentable square foot per year payable in equal monthly installments of $51,624.58, subject to adjustment as herein provided.

        (c) "Base Real Estate Taxes": The Real Estate Taxes payable in the calendar year 1997.

        (d) "Base Year Stop": The Basic Cost incurred during the calendar year 1997 divided by the number of rentable square feet in the Building.

        (e) "Building": The office building which has been constructed on land located at 1593-1595 Spring Hill Road, Vienna, Virginia, and known as The Concourse.

        (f) "Commencement Date": The earlier of: (i) the date of Substantial Completion or (ii) the date the Tenant or any one claiming under or through the Tenant first occupies the Premises or any portion thereof for the Permitted Use (except as otherwise provided in Section 2(c) below). The anticipated Commencement Date is September 1, 1997; provided, however, that Landlord agrees to use reasonable efforts to deliver the Premises in advance of the anticipated Commencement Date.

        (g)  "Event of Default": As defined in Section 20 of this
Lease.

        (h) "Excess": As defined in Section 8 of this Lease.

        (i) "Land": The entire tract of land on which the Building is located, and subject from time to time, to (i) increase through the acquisition of adjoining properties, and (ii) reduction through the sale or transfer by Landlord or the reservations of any such property from the development of which the Building is a part; provided, however, that neither of the foregoing changes may materially and adversely affect Tenant's ability to use the Premises for the Permitted Use.

        The term Land shall also include any property that must be maintained by Landlord due to the existence of any public or private easement.

        (j) "Lease Term": The period commencing on the Commencement Date and continuing for five (5) years and zero (0) months thereafter; provided, however, if the term of this Lease commences on a date other than the first day of a calendar month, the Lease Term shall consist of, in addition to the number of years and months provided above, the remainder of the calendar month during which this Lease is deemed to have commenced.

        (k) "Permitted Use": Any general business office purposes and for no other purpose.

        (l) "Premises": Suite No. 600 in the Building, generally outlined on the floor plan attached hereto as Exhibit A and consisting of approximately 26,084 rentable square feet. The Premises shall be measured in accordance with the Modified BOMA Standard Method of Measurement for Office Buildings (1980), and may be confirmed by Tenant's architect, at Tenant's expense.

        (m) "Rules and Regulations": The Landlord's rules and regulations sent to Tenant in writing from time to time, as amended or substituted for from time to time, the current form of which is attached hereto as Exhibit C.

        (n) "Security Deposit": $154,873.74, subject to reduction as provided in
Section 5.

        (0) "Substantial Completion": The date when the work to be performed by Landlord in the Premises in accordance with this Lease shall have been substantially completed notwithstanding that certain details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which would not materially interfere with the Tenant's use of the Premises; provided, however, that Tenant may legally occupy the Premises in accordance with all applicable local and state laws.

        For purposes of determining the date of Substantial Completion, there shall not be considered the duration of any delay which is caused by: (i) changes in the work to be completed by Landlord in readying the Premises for Tenant's occupancy, which changes have been requested by Tenant after the approval by Landlord and Tenant of the Tenant Plans; (ii) delays, not caused by Landlord, in furnishing materials or procuring labor required by Tenant for installations or work in the Premises which are not encompassed within Standard Tenant Work; (iii) any failure by Tenant, to furnish any required plan, information, approval or consent (including, without limitation, the Tenant Plans) within the required period of time, or any failure to fully and completely cooperate with Landlord in the preparation of the Tenant Plans; or
(iv) the performance of any work or activity in the Premises by Tenant or any of its employees, agents or contractors. The decision of Landlord's and Tenant's architect shall be finally determinative of the date of Substantial Completion.

        (p) "Tenant's Proportionate Share for Basic Cost": 7.58%. Such percentage is equal to a fraction, the numerator of which equals the number of rentable square feet within the Premises and the denominator of which equals the total number of rentable square feet in the Building.

        (q) "Tenant's Proportionate Share for Real Estate Taxes": 7.58%. Such percentage is equal to a fraction, the numerator of which equals the number of rentable square feet within the Premises and the denominator of which equals the total number of rentable square feet in the Building.

   2.   LEASE TERM.
        ----------

        (a) Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises, as defined herein and generally outlined on the floor plan attached hereto as Exhibit A, and Tenant shall have access and use of all common areas and amenities serving the Building, commencing on the Commencement Date and ending, without the necessity of notice from either party to the other, such notice being expressly waived, on the last day of the Lease Term, unless sooner terminated as herein provided.

        (b) If the Landlord shall be unable to tender possession of the Premises on the anticipated Commencement Date, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Tenant; but in such event, unless the delay results (i) from failure of Tenant to provide plans or otherwise perform in accordance with the requirements of the Lease or
(ii) from any delay in Landlord's ability to tender possession of the Premises caused by Tenant, no rental shall be payable by Tenant prior to actual tender to Tenant of possession of the Premises and the date of Substantial Completion. Notwithstanding the foregoing, and provided that any delay in substantially completing the Premises is not attributable to (i) any Tenant delay detailed in
Section 7, (ii) the requirements of any Special Tenant Work as defined in
Section 7(d), or (iii) the contingencies in the force majeure provisions of
                                                -------------
Section 31, then, if the Premises are not Substantially Complete within one hundred eighty days (180) of the anticipated Commencement Date, Tenant shall have the right to terminate this Lease, by delivering written notice to Landlord not later than one hundred ninety (190) days after the anticipated Commencement Date.

        (c) By accepting possession of the Premises as of the Commencement Date, Tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the Premises comply fully with Landlord's obligations, with the exception of any "punch list" type items in the Tenant Plans which may not have been completed (or completed properly). Tenant agrees that its failure to deliver to Landlord such a written "punch list" within three (3) business days after the Commencement Date shall be conclusive proof that no such items exist, except items not reasonably apparent upon a visual inspection of the Premises. Notwithstanding the foregoing, Tenant shall be permitted to enter the Premises not more than two (2) weeks prior to the anticipated Commencement Date to install telephone lines, equipment, computer lines and to move in furniture; provided, however, that (i) Landlord shall designate the day or days on which Tenant may so enter the Premises, (ii) Tenant shall not interfere with the buildout of the Premises, (iii) all waiver and indemnity provisions of this Lease (including, but not limited to, those contained in Section 12) shall apply to such early entry, and (iv) all property placed in the Premises by Tenant shall remain there at Tenant's sole risk. Within three (3) business days after the Commencement Date, Tenant agrees to execute and return to Landlord a letter prepared by Landlord confirming such date, a copy of which is attached hereto as Exhibit B.

   3.   BASIC RENTAL.
        -------------

        (a) Tenant promises and agrees to pay Landlord the Basic Rental (subject to adjustment as hereinafter provided) without demand, notice, deduction, counterclaim, recoupment or set-off, for each month of the entire Lease Term. The first monthly installment shall be due and payable upon execution of this Lease. The Basic Rental for each subsequent month shall be paid in advance beginning on the first day of the calendar month following the expiration of the first calendar month of the Lease Term and continuing thereafter on or before the first day of each succeeding calendar month during the term hereof; provided, however, that Basic Rental for the second calendar month shall be prorated based on one-three hundred sixtieth (1/360th) of the current annual Basic Rental for each day of the first partial month, if any, this Lease is in effect and shall be due and payable as aforesaid.

        (b) In the event any installment of the Basic Rental, or any other sums which became owing by Tenant to Landlord under the provisions hereof, are not received within five business (5) days after the due date thereof (without in any way implying Landlord's consent to such late payment), Tenant shall pay, in addition to such installment of the Basic Rental or such other sums owed, and not as a penalty, additional rent in the form of a late payment charge equal to ten percent (10%) of such monthly installment of the Basic Rental or such other sums owed for each month or part thereof such payment is overdue. Notwithstanding the foregoing, the foregoing late charges shall not apply to any sums which may have been advanced by Landlord to or for the benefit of Tenant pursuant to the provisions of this Lease, it being understood that such sums shall bear interest from the date of the advance until paid in full, which Tenant hereby agrees to pay to Landlord, at the rate of fourteen percent (14%) per annum or the highest rate permitted by law, whichever is less. Notwithstanding the foregoing, Tenant shall not be required to pay a late fee or interest for the first late payment or failure to timely reimburse Landlord for an advance during each Lease year, as long as Landlord receives such payment within 15 days of the date when due.

   4.   BASIC RENTAL ESCALATION.
        -----------------------

        The Basic Rental shall be increased annually, effective on each anniversary of the first (1st) day of the first full month after the Commencement Date during the term hereof if the Commencement Date is on a day other than the first (1st) day of the month, or on the anniversary of the Commencement Date if the Commencement Date is on the first (1st) day of the month, by an amount equal to three percent (3%) of the escalated Basic Rental then in effect, payable as follows:

        Year           Annualized Rent          Monthly Rent
        ----           ---------------          ------------

         2               $638,079.85             $53,173.32
         3               $657,222.25             $54,768.52
         4               $676,938.91             $56,411.58
         5               $697,247.08             $58,103.92

   5.   SECURITY DEPOSIT.
        ----------------

        (a) The Security Deposit, which shall be paid on the earlier to occur of
(i) sixty (60) days after Tenant's final execution of this Lease, or (ii) the commencement of construction of the improvements as noted in Section 7, shall be held by Landlord without liability for interest and not in trust or in a separate account, as security for the performance by Tenant of Tenant's covenants and obligations under this Lease. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any Event of Default by Tenant, beyond any applicable cure period, Landlord may, from time to time in its sole discretion, without prejudice to any other remedy, use and apply the Security Deposit to the extent necessary to make good any arrearages of rent and any other damage, injury, expense or liability suffered by Landlord by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand as additional rent the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within sixty (60) days after the termination of this Lease and (X) Tenant shall have surrendered the entire Premises to Landlord, (Y) Landlord shall have inspected the Premises after such vacation, and (Z) Tenant shall have complied with all of the terms, conditions and covenants in the Lease. Notwithstanding the foregoing, Landlord shall refund any remaining balance of the Security Deposit, once all such Events of Default have been cured. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

          (b) In lieu of posting a cash Security Deposit, Tenant shall have the option to deliver to Landlord securities traded on a national market or a Certificate of Deposit issued by a commercial bank (collectively, a "C.D.") in an amount equal to the Security Deposit plus any penalties that may be assessed if the C.D. were prematurely cashed on the first day of the Lease, together with an Irrevocable Assignment of the C.D., the form for which is subject to Landlord's reasonable approval, unconditionally signed by the Tenant and any third-party issuing the C.D. or having possession of the securities. The C.D. shall extend until sixty (60) days after the expiration of the Lease or, if requested by Tenant and approved by Landlord, at Landlord's sole option, may be issued for a shorter term. If the C.D. is issued for a shorter duration, Tenant shall replace the C.D. not later than thirty (30) days prior to its maturity. If Tenant fails to replace such C.D. within such thirty-day period, the Landlord may draw under the C.D. even if no Event of Default has occurred. Provided no Event of Default occurs under the Lease, all interest accruing on the C.D. shall be paid directly to Tenant. In the event the C.D. is issued by a commercial bank, the bank must have a credit rating with respect to certificates of deposit, short term deposits or commercial paper rated at least P-2 (or equivalent) by Moody's Investor Services, Inc., or rated at least A-2 (or equivalent) by Standard & Poor's Corporation, and shall be otherwise acceptable to Landlord in its sole and absolute discretion. If the issuer's credit rating is reduced below P-2 (or equivalent) by Moody's Investors Services, Inc. or below A-2 (or equivalent) by Standard & Poor's Corporation, or if the financial condition of such issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute C.D. that complies in all respects with the requirements of this Section, and Tenant's failure to obtain such substitute C.D. within ten
(10) days following Landlord's written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord to immediately draw upon the then existing C.D. in whole or in part, without notice to Tenant. In the event the issuer of any C.D. held by Landlord is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said C.D. shall be deemed to not meet the requirements of this Section, and, within ten (10) days thereof, Tenant shall replace such C.D. with other collateral acceptable to Landlord in its sole and absolute discretion, and Tenant's failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute an Event of Default for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day period. Any failure or refusal of the issuer to honor the C.D. shall be at Tenant's sole risk and shall not relieve Tenant of its obligations hereunder with respect to the Security Deposit.

          (c) Notwithstanding anything to the contrary contained herein, Tenant shall be entitled to reduce the amount of the Security Deposit to (i) $106,346.64 after the eighteenth (18th) month of the Lease Term, provided Tenant has not been late in the payment of any Basic Rental or additional rent for which Tenant is obligated under this Lease, beyond any applicable grace or cure period, nor has otherwise been in default under the Lease during the first eighteen (18) months of the Lease Term, beyond any applicable grace or cure period; and (ii) $51,624.58 at anytime thereafter during the remainder of the Lease Term, provided Tenant satisfies all conditions of (c) (i) herein, and further delivers to Landlord two (2) successive annual, audited financial statements, showing that Tenant's net worth has exceeded $20,000,000.00 for the two (2) annual periods covered by such statements.

     6.   LANDLORD'S OBLIGATIONS.
          ----------------------

          (a) Subject to the limitations hereinafter set forth, Landlord agrees to furnish to Tenant: (i) facilities to provide water at those points of supply both within the Premises and those provided for general use of tenants of the building; (ii) facilities to provide a supply of electrical current reasonably necessary for general business office use and occupancy of the

Premises and electric lighting and a supply of electrical current to the common areas of the Building; (iii) heating and refrigerated air conditioning in season; and (iv) elevator and janitorial service to the Premises, all such services to be provided in scope, quality and frequency at least equal to those services being customarily provided by landlords in office buildings of comparable age and quality in the surrounding area. Heating, ventilation and air conditioning requirements and standards under this Lease shall be subject, however, to such regulations as the Department of Energy or other local, state or federal governmental agency, Board or commission shall adopt from time to time. In addition, Landlord agrees to maintain the structural portions of the Building, the roof, foundations, floors and exterior walls and windows of the Building, the electrical, plumbing, life safety, heating, ventilation and air conditioning systems of the Building and the Common Areas of the Building, such as lobbies, elevators, stairs, corridors and restrooms, in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord, upon demand, for all repairs and additional maintenance resulting from damages to such public or common areas caused by Tenant, or its employees, agents or invitees, subject to the recovery of any insurance proceeds as provided under
Section 26(a). Landlord reserves the right, exercisable without notice and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises, or giving rise to any claim by Tenant for setoff or abatement of rent, to decorate and to make repairs, alterations, additions, modifications, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises (on reasonable advance notice to Tenant, except in cases of emergency) and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend Building services and facilities; provided, however, that Landlord shall use commercially reasonable efforts to avoid disrupting Tenant's use of the Premises.

        (b) If Landlord, to any extent, fails to make available any of the services to be provided by Landlord expressly set forth above or if any slowdown, stoppage or interruption of, or any change in the quantity, character or availability of, the services to be provided by Landlord expressly set forth above occurs, such failure or occurrence shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. Should any equipment or machinery furnished by Landlord break down or for any cause beyond Landlord's reasonable control cease to function, properly, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for abatement of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom; provided, however, that if (i) any such services are not furnished to the Premises for five (5) or more consecutive days after Landlord receives notice from Tenant, (ii) the Premises are thereby rendered untenantable, and (iii) the Landlord is not diligently pursuing a cure of such interruption, then commencing with the sixth (6th) day after Landlord receives such notice, the Basic Rental shall be abated until the Premises are again tenantable.

   7.   IMPROVEMENT OF THE PREMISES.
        ---------------------------

        (a) Landlord and Tenant agree to comply with the following schedule in buildout of the Premises:

           (i) On or before May 16, 1997, Tenant shall prepare and deliver to Landlord a Space Plan for the Premises. If Landlord, in good faith, reasonably objects to any aspect of the Space Plan submitted by Tenant, Landlord shall specify in detail any objection to such Space Plan as submitted to Landlord in a written notice to Tenant within 5 business days after receipt. Tenant shall modify such Space Plan to address Landlord's written objections, and submit a new Space Plan to Landlord for approval, which approval shall not be unreasonably withheld. Any modifications to the Space Plan made after final approval by Landlord shall be made at Tenant's expense and, if delay in occupancy occurs as a result of such modifications, Tenant shall be liable to Landlord for Basic Rental attributable to each day beyond the date that the Premises would otherwise have been Substantially Complete, absent such delay.

           (ii) Tenant shall prepare and deliver to Landlord detailed floor plan layouts, together with working drawings and written instructions sufficiently detailed to enable Landlord to let firm contracts (herein called

"Tenant Plans") with respect to and reflecting the partitions and improvements in the Premises. Landlord shall cooperate with Tenant in the preparation of the Tenant Plans, shall promptly respond to Tenant's requests for information and approvals within five (5) business days after inquiry, and shall use commercially reasonable efforts to assist Tenant to complete the Tenant Plans as soon as possible. Tenant agrees to deliver to Landlord, within twenty-eight
(28) days after final approval of the Space Plan by Landlord, an original executed copy of the Tenant Plans proposed by Tenant; provided, however, if Landlord, in good faith, reasonably objects to any aspect of the Tenant Plans submitted by Tenant, Landlord shall specify in detail any objection to such Tenant Plans as submitted to Landlord in a written notice to Tenant within such 5 business day period, Tenant shall modify such Tenant Plans to address Landlord's written objections, and submit new Tenant Plans to Landlord for approval, which approval shall not be unreasonably withheld. If Tenant fails to timely deliver the Tenant Plans as required herein or makes modifications to the Tenant Plans after the deadlines provided in this subsection, Tenant shall (1) pay to Landlord all reasonable expenses incurred by Landlord due to Tenant's modifications and/or delay in delivering the Tenant Plans; and (2) pay to Landlord as additional rent a per diem Basic Rental charge for each day beyond the initially projected Commencement Date that occupancy is delayed due to Tenant's failure to timely comply with the requirements in this Section.

      (iii) Tenant shall provide the services of an architect selected by Tenant for the preparation of all space planning and construction documents with respect to the renovation of the Premises. Tenant's architect, who must be fully licensed in the jurisdiction in which the Building is located and insured in accordance with industry and Landlord standards, shall be approved by Landlord, such approval not to be unreasonably withheld. The cost associated with the preparation of such documents, including any services of an engineering consultant approved by Landlord, which approval shall not be unreasonably withheld or delayed, shall be paid by Tenant and reimbursed by Landlord, to the extent available, from the Tenant Allowance (as defined in subsection (f) below).

      (iv) Tenant understands that Landlord shall engage Technical Property Services, Inc., the expense for which will be paid by Landlord, to review all plans, change orders, to perform inspections of the construction of the Premises, as required in Landlord's reasonable discretion, and to perform any other service consistent with the supervision and management of the build-out of the Premises.

      (v) Time is of the essence as to all dates provided in this subsection.

    (b) Any changes to any approved Tenant Plans desired by Tenant shall be submitted in writing and in detail to Landlord and shall be subject to Landlord's consent, which consent shall not be unreasonably withheld.

    (c) Landlord agrees to accept bids from several contractors (one of which may be provided by Tenant) for the performance of the buildout as the construction manager or general contractor ("Landlord's Contractor") hereunder. Landlord shall select Landlord's Contractor, after consultation with Tenant, although Landlord shall not be obligated to select the lowest bidder from amongst all of the bidders, if Landlord has reasonable cause to determine the selection of the lowest bidder would not result in timely and workmanlike construction of the improvements. Landlord shall, in a good and workmanlike manner, cause the Premises to be improved and completed in accordance with all applicable laws and the Tenant Plans by Landlord's Contractor. In the completion and preparation of the Premises in accordance with the Tenant Plans, Landlord agrees to perform at its own expense up to the amount of the Tenant Allowance those items of work set forth on the Space Plan (all work therein collectively referred to as "Standard Tenant Work"), to the extent required by Tenant Plans. Landlord reserves the right however, (i) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (ii) to make changes necessitated by conditions met in the course of construction, provided that Tenant's approval of any substantial change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with Tenant Plans).

    (d) All work to be performed by Landlord in addition to or in substitution for Standard Tenant Work is hereinafter referred to as "Special Tenant Work." All Special Tenant Work shall be furnished, installed and performed by Landlord's Contractor for and on behalf of Tenant and at Tenant's sole expense, based on Landlord's out-of-pocket contract or purchase price for materials, labor and service, including, without limit, any reasonable contractor's fee for the contractor's overhead and profit and charges for cutting, patching, cleaning up and removal of waste and debris, plus architects, and engineers' fees, plus the product obtained by multiplying all of the foregoing (as reduced by appropriate credits for substituted Standard Tenant
Work) by fifteen percent (15%) for Landlord's expenses and profit in handling the substitution.

        (e) Tenant shall pay Landlord as additional rent for all Special Tenant Work and work in excess of the Tenant Allowance from time to time during the progress of the work, within five (5) days after Landlord shall have given Tenant an invoice or invoices therefor, in amounts representing Landlord's cost of such work performed (including, for this purpose, material for Special Tenant Work purchased and delivered to the Building to the date of the invoice), less the amounts paid by Tenant on account. Any failure by Tenant to pay for all such work shall constitute failure to pay rent when due and an Event of Default by Tenant hereunder, giving rise to all remedies available to Landlord under this Lease and at law or equity for non-payment of rent.

        (f) Landlord shall contribute up to $260,840.00 (the "Tenant Allowance"), calculated at a rate of $10.00 per rentable square foot, towards the completion of the buildout of the Premises, which Tenant Allowance shall also be applied against the cost of preparation and review of the Tenant Plans and the Space Plan, and any costs incurred by Landlord for Building standard suite signage and directory signage. Any costs in excess of the Tenant Allowance shall be paid solely by Tenant and shall be considered additional rent under the terms of the Lease. Of the foregoing Tenant Allowance, Tenant may use up to $39,126.00, calculated at a rate of $1.50 per rentable square foot, for costs associated with relocating to the Building, including computer and telephone cabling costs, furniture purchase, and the direct cost of moving Tenant's office to the Premises.

        (g) Notwithstanding anything herein to the contrary, Landlord shall, apart from the Tenant Allowance in each instance: (i) at its sole cost and expense correct any deficiencies in the HVAC systems and electrical service for the Premises, thereby providing such services at a level substantially consistent with Class A office buildings of comparable quality and age in the Tysons Corner, Virginia submarket; provided, however, that all modifications made to the HVAC or electrical system due to Tenant's alterations to or use of the Premises shall be the sole responsibility of Tenant; (ii) provide an additional allowance of $10,000.00 to be used by Tenant to upgrade the elevator lobby on its floor, such alterations to be subject to Landlord's approval, not to be unreasonably withheld; (iii) renovate the bathrooms on Tenant's floor, using Building standard materials, at its sole cost and expense; (iv) at its sole cost and expense, repair and replace, if necessary, all blinds in the Premises; and (v) at no cost to Tenant, provide a reasonable degree of visual privacy to those offices in the Premises facing the atrium, by obstructing the view of windows facing the atrium on the seventh (7th) floor of the Building.

   8.   OPERATING EXPENSES.
        ------------------

        (a) During the term of this Lease, Tenant shall pay as additional rent an amount (per each square foot within the Premises) equal to the excess ("Excess") from time to time by which the per square foot Basic Cost (which shall be calculated by dividing the Basic Cost by the total rentable square feet in the Building) exceeds the Base Year Stop. Landlord, at its option, may collect such additional rent for each calendar year in a lump sum, to be due and payable within thirty (30) days after Landlord furnishes to Tenant a statement of actual Basic Cost for the previous year, or, beginning with the first day of the thirteenth month following the Commencement Date, and on each January 1, thereafter, Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and may require the monthly payment of such additional rent equal to one-twelfth (1/12) of such estimate.

        (b) By May 1 of each calendar year during Tenant's occupancy and the calendar year following termination of this Lease, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost for the previous year. If for any calendar year additional rent collected for the prior year as a result of Landlord's estimate of Basic Cost is
(i) in excess of the additional rent actually due during such prior year, then Landlord shall either credit such overpayment towards Tenant's estimated share of operating expenses for the next year or refund to Tenant any overpayment, or
(ii) less than the additional rent actually due during such prior year, then Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

        (c) Each statement furnished by Landlord to Tenant shall be conclusive and binding upon Tenant unless, within one hundred eighty (180) days after receipt of such statement (unless the same continues to be contested by Tenant), Tenant delivers to Landlord a written notice specifying the particular details for which such statement is claimed to be incorrect Pending the determination of such dispute, Tenant shall pay without delay the full amount of the additional rent payable by Tenant in accordance with each such statement that Tenant is disputing. Without limiting the preceding sentence, Tenant, or a certified public accountant acting as Tenant's agent, shall have the right, during Landlord's normal business hours and after reasonable notice, to inspect the books and records of Landlord applicable to the determination of the statement of additional rent payable by Tenant for the purpose of verifying in good faith the information contained in such statement for a period of up to one year after the receipt of such statement by Tenant. Landlord agrees to maintain such records at an office located within the Washington, D.C. Metropolitan area. In the event that Tenant's inspection discloses that Landlord's billings to Tenant for increased Operating Expenses exceeded the actual operating expenses attributable to Tenant, then Landlord shall refund the difference and, in the event Landlord's billings exceeded by five percent (5%) the actual operating expenses attributable to Tenant, Landlord will pay Tenant for the reasonable expense incurred for an independent third-party in performing such inspection, but in any event not more than $1,500.00.

        (d) Should Tenant require any additional work or service, including but not limited to heating, ventilation and air conditioning ("HVAC") furnished outside Landlord's normal operating hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, 8:00 a.m. to 1:00 p.m., Saturday, excluding holidays, Landlord may, upon reasonable advance notice by Tenant, furnish such additional services at a charge of $50.00 per hour, per floor, subject to upward adjustment due to increases in utilities and wage expenses, it being agreed that the cost to the Landlord of such additional services shall not be considered or treated as Basic Cost. Landlord agrees to provide Tenant with written notice of any change to such hourly charge.

        (e) Landlord may, at any time in its sole discretion, require separate metering for gas, electric power or for any other utility service required by Tenant if such service is deemed by Landlord to be in excess of Building standard usage or for any other reason, in which case the cost of such metering shall be at Tenant's sole cost and expense, due and payable upon demand by Landlord, and in which event Tenant shall pay for all such utility service in excess of its normal and customary usage, as metered. For any utility services that are separately metered as prescribed herein, the amount of said services which had been included in the calculation of the Base Year Stop or the calculation of Basic Cost shall be excluded therefrom.

        (f) Notwithstanding any expiration or termination of this Lease prior to the end of the Lease Term, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall continue and shall cover all periods up to the expiration or termination date of this Lease.

   9.   USE.
        ---

        Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous, nor will Tenant permit anything to be done which shall in any way cause substantial noise, vibrations or fumes, or increase the rate of insurance on the Building or contents or cause any cancellation of any insurance policy covering the Building or any portion of its contents. In the event that, by reason of acts or omissions of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts, omissions or conduct of business, Tenant hereby agrees to pay to Landlord the amount of such increase within fifteen (15) days after Landlord's written notice to Tenant of such increase. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with or disturb the possession of other tenants or Landlord in the management of the Building. Tenant shall not install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof, unless the same have been previously approved in writing by Landlord and are consistent with, Landlord's Rules and Regulations for the Building.

   10.  TENANT'S REPAIRS AND ALTERATIONS
        --------------------------------

        (a) Tenant shall not in any manner deface or injure or make unapproved modifications of the Premises or the Building and will pay the cost of repairing any damage or injury done to the Premises or the Building or any part thereof by Tenant or Tenant's agents, employees or invitees; provided, however, that Tenant need not obtain Landlord's consent to minor, cosmetic alterations which do not affect the underlying Building operating systems. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees, at Tenant's sole cost and expense, to keep the Premises, including, without limitation, all fixtures installed by Tenant and special store fronts, in good condition and make all necessary non-structural repairs and replacements except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. Such repairs and replacements shall be in quality equal to the original work and installation. if Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may, at its sole option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for Landlord's cost thereof plus fifteen percent (15%) for overhead costs.

        (b) Notwithstanding anything in the Lease to the contrary, Tenant will not make or allow to be made any alterations or physical additions in or to the Premises, including changes in locks on doors, plumbing, lighting, wiring or partitions, without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed, as long as the alterations or additions do not affect underlying life safety systems; common Building operating systems or structural components of the Building. All maintenance, repairs, alterations, additions or Improvements shall be conducted only by contractors or subcontractors approved in advance in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement.

        (c) At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located therein in good repair and condition, reasonable wear and tear, damage by fire, casualty or taking excepted, and shall deliver to Landlord all keys to the Premises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises by Landlord or Tenant shall be Landlord's property upon termination of this Lease and shall remain on the Premises without compensation to Tenant (except for Tenant's removable trade fixtures and personal property, which shall remain the property of Tenant); provided, however, that if Landlord so elects on or prior to the termination or upon earlier vacation of the Premises, Tenant shall remove all alterations, additions, improvements and partitions erected by Landlord or Tenant (i) after the Commencement Date and (ii) prior to the Commencement Date, if such alterations, additions or improvements are so designated for removal by Landlord on the Space Plan, and shall restore the Premises to its original condition by the date of termination of this Lease or upon earlier vacating of the Premises, except as provided herein. If Tenant fails to restore the Premises upon Landlord's request, Landlord shall have the right to perform such restoration and Tenant shall be liable for all costs and expenses incurred by Landlord therefor.

   11.  ASSIGNMENT AND SUBLETTING.
        -------------------------

        (a) Landlord's Prior Consent Reguired.  Neither Tenant nor Tenant's
            ---------------------------------
representatives, successors and assigns nor any subtenant or assignee will assign, transfer, mortgage or otherwise encumber this Lease or sublet or rent (or permit the occupancy or use of) the Premises, or any part thereof, without obtaining the prior written consent of Landlord. Landlord's consent to assign this Lease or sublet the Premises will not be unreasonably withheld, provided Tenant satisfies all applicable provisions of subsection (b) below, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of

Landlord. Any reasonable expenses incurred by Landlord with respect to the review and consent or denial of consent of the foregoing (not to exceed $1,000 per request) shall be paid by Tenant to Landlord as additional rent, and shall be due and payable with the monthly installment of rent when billed.

   (b)  Qualification of Assignee or Subtenant. Subject to the provisions of
        --------------------------------------
Section 11(c) hereof, Landlord shall not unreasonably withhold its consent hereunder to any assignment or sublease by Tenant, provided that (x) in the event of a sublease Tenant shall satisfy each of the following conditions prior to any such sublease becoming effective; and (y) in the event of an assignment, Tenant shall satisfy the conditions of subsections (i), (ii), (iv), (v) and (vi) prior to any such assignment becoming effective:

        (i) Tenant must first notify Landlord, in writing, of any proposed assignment or sublease, at least twenty (20) days prior to the effective date of such proposed assignment or sublease. The notice to Landlord must include a copy of the proposed assignment or sublease, a copy of the proposed assignee's or subtenant's financial statement for its most recent fiscal year, certified by a public accountant or an executive officer of the proposed assignee or subtenant, and such other related financial information as Landlord may require in its reasonable discretion.

        (ii) The assignee or subtenant must either have a credit rating satisfactory to Landlord (in Landlord's reasonable judgment) or be able to demonstrate to Landlord's reasonable satisfaction that it is capable of servicing all of Tenant's financial obligations under this Lease for which such assignee or subtenant becomes liable.

        (iii) The sublease must (A) be expressly subject and subordinate to this Lease, (B) require that any subtenant comply with and abide by all of the terms of the Lease, and (C) provide that any termination of this Lease shall extinguish the sublease as well.

        (iv) The assignee or subtenant may not propose to change the use of the premises to, a purpose other than as stated in Section 9 hereof, may not be a place of public accommodation as defined under the Americans with Disabilities Act, nor conduct its business in a manner which, in Landlord's reasonable judgment, is not appropriate for comparable office buildings in the metropolitan Washington, D.C. area.

        (v) The assignee or subtenant may not be a tenant, subtenant, or other occupant of any part of the Building, unless Landlord is unable to offer such occupant comparable space elsewhere in the Building.

        (vi)  The Tenant may not be in default under this Lease.

        (vii) The sublease shall contain the following clause:

        "Underlying Lease Agreement. This Sublease and Subtenant's rights under
        ------------------------------
     this Sublease shall at all times be subject and subordinate to the
     underlying Lease identified in Paragraph     hereof, and Subtenant shall
                                              ---
     perform all non-monetary obligations of Tenant under said Lease, with respect to the Sublease Premises. Subtenant acknowledges that any termination of the underlying Lease shall extinguish this Sublease. Landlord's consent to this Sublease shall not make Landlord a party to this Sublease, shall not create any privity of contract between Landlord and Subtenant or other contractual 1iability or duty on the part of the Landlord to the Subtenant, shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease or otherwise affect the rights and obligations of Landlord and Tenant under the underlying Lease, in respect of the Sublease Premises. Subtenant shall have no right to assign this Sublease or further sublet the Premises without the prior written consent of Landlord. Any term of this Sublease that in any way conflicts with or alters the provisions of the underlying Lease shall be of no effect as to Landlord and Landlord shall not assume any obligations as landlord under the Sublease and Tenant shall not acquire any rights under the Sublease directly assertable against Landlord under the underlying Lease. Tenant hereby collaterally, assigns to Landlord this Sublease and any and all payments due to Tenant from Subtenant as additional security for Tenant's performance of all of its covenants and obligations under the underlying Lease, and authorizes Landlord, upon an Event of Default by Tenant, to collect the same directly from Subtenant and otherwise administer the provisions of this Sublease, at the option of Landlord. Subtenant hereby consents to such collateral assignment of this Sublease to Landlord and agrees to observe its obligations created hereby."

           (C) Landlord's Right of First Refusal. Landlord shall have
               ----------------------------------
the right, within twenty (20) days after receipt of the notice from Tenant, required under Section 11(b)(i) above, to elect: (i) if Tenant proposes to assign the Lease or sublease all or substantially all of the Premises, to terminate this Lease in its entirety, in which event the Lease shall terminate upon the effective date of the proposed assignment or sublease, and Tenant shall vacate the Premises as of such effective date in accordance with the applicable provisions of this Lease; (ii) if Tenant intends to sublet a portion of the Premises, to terminate this Lease only with respect to such portion of the Premises, in which case Tenant shall vacate such portion as provided in subsection (i) above; or (iii) to require Tenant to pay Landlord, within ten
(10) days of receipt, one-half (1/2) of the amount of rent payable under such assignment or sublease in excess of the amount of rent payable by Tenant hereunder with respect to the Premises or, in the event of a sublease, that portion of the Premises sublet, offset by any direct expenses incurred by Tenant actually incurred in assigning the Lease or subleasing such portion of the Premises, and, additionally, offset by the cost of any service which Tenant provides subtenant or assignee that Tenant does not receive from Landlord, costs Tenant incurs under the Lease (such as payments due under Section 8 above) which are not passed through to subtenant or assignee, and the value of the sale or rental of assets which are not provided by Landlord (such as Tenant's furniture) to subtenant or assignee (all amortized in equal monthly payments over the remaining term of the Lease, if assigned, or, if applicable, over the initial term of such sublease). Upon exercise by Landlord of either of the options set forth in subsection (i) or (ii) above, Tenant shall surrender the Premises or such portion of the Premises, as the case may be, to Landlord, and thereafter the rent to be paid by Tenant pursuant to Section 3 above shall be that portion of the total rent which the amount of square foot area remaining in the possession of Tenant bears to the total square foot area of the Premises. In the event that Landlord does not exercise its right to terminate this Lease, or any applicable portion thereof, within said twenty (20) day period, Tenant shall have the right, subject to the provisions of subsection (iii) above, to assign the Lease or sublet the Premises or a portion thereof after first obtaining the written consent of Landlord as provided in Section 11(a) above. Upon exercise by Landlord of the option set forth in subsection (iii) above, Tenant covenants and agrees to provide Landlord with semi-annual statements, prepared and verified by a certified public accountant or executive officer of Tenant, stating the amount of rent or other consideration received by Tenant from its assignee or subtenant(s) during such semi-annual period. If such statement shows Tenant failed to make the full payment to Landlord required by subsection (iii) above, a late charge equal to ten percent (10%) of the amount due shall be paid by Tenant to Landlord as additional rent, and shall be due and payable by the assignee or Tenant with the monthly installment of rent next becoming due. Notwithstanding anything to the contrary contained herein, Landlord shall not have the right to recapture 6,000 to 8,000 rentable square feet of the Premises which Tenant intends to sublease immediately upon commencement of this Lease, all other conditions of this Section to be satisfied prior to any such sublease becoming effective.

           (d) No Waiver or Release. The consent by Landlord to any assignment
               --------------------
or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord, at Landlord's option, in the event of any default by Tenant under the terms of this Lease, which continues beyond any applicable grace or cure period.

           (e) Subsidiary or Affiliate.  Provided Tenant delivers  notice to
              --------------------------
Landlord not less than fifteen (15) days prior to any such assignment or sublease, and provided any such assignee or subtenant satisfies the conditions of subsections 11(b)(iii) and 11(b)(iv) above, Tenant may assign this Lease, or sublease all or part of the Premises, without the consent of Landlord, to:

           (i) any bona fide entity that controls, is controlled by, or is under common control with, Tenant; or

           (ii) any bona fide entity in which or with which Tenant, its successors or assigns, is merged or consolidated, so long as (A) the liabilities of the entities participating in such merger or consolidation are assumed by the entity surviving such merger or created by such consolidation and (B) the successor can demonstrate to Landlord's reasonable satisfaction by balance sheets and other financial documentation submitted to Landlord that it is no less capable than Tenant of servicing all of Tenant's financial obligations under this Lease.

      12.  INDEMNITY.
           ---------

           (a) Landlord shall not be liable for, and Tenant shall indemnify and save harmless Landlord, ground lessor, if any, and Landlord's managing agent, if any, from and against and from all fines, damages, suits, claims, demands, losses and actions (including reasonable attorneys' fees) for any injury to person (including death) or damage to or loss of property on or about the Premises caused by Tenant, its employees, contractors, subtenants, invitees or by any other person entering the Premises or the Building under the express or implied invitation of Tenant, or arising out of Tenant's use of the Premises. Landlord shall not be liable or responsible for any loss or damage to any property or death or injury to any person occasioned by theft, fire, act of God, public enemy, criminal conduct of third parties, injunction, riot, strike, insurrection, war, court order, requisition or other governmental body or authority, by other tenants of the Building or any other matter beyond the reasonable control of Landlord, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Building, or failure to make repairs, or from any cause whatever except Landlord's negligence or willful misconduct.

           (b) Landlord hereby agrees to make no claim against Tenant, and will indemnify and save Tenant, its agents, employees and invitees harmless from any claim which shall be made against Tenant by any agent, employee, licensee or invitee of Landlord or by others claiming the right to be on or about the common areas for any injury, loss or damage to person or property occurring upon the common areas, unless due to Tenant's negligence or willful misconduct.

      13.  SUBORDINATION.
           --------------
           This Lease and all rights of Tenant hereunder shall be and are subject and subordinate at all times to any deeds of trust, mortgages, installment sale agreements and other instruments or encumbrances, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the Land or an interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages, installment sale agreements, instruments, encumbrances or leases, as well as any substitutions therefor, all automatically and without the necessity of any further action on the part of Tenant to effectuate such subordination. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the reasonable judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the foregoing, if any mortgagee, trust beneficiary or ground lessor shall elect to have this Lease treated as if it became effective and Tenant had taken possession prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed to have become effective and Tenant's right to possession shall be considered prior to such mortgage, deed of trust, or prior to its ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant shall at any time execute, acknowledge and deliver to Landlord's mortgagee (including the beneficiary under any deed of trust) or other holder any and all instruments and certificates that in the judgment of Landlord's mortgagee may be necessary or proper to confirm or evidence such attornment, within ten (10) days after such instruments and certificates have been delivered to Tenant. Notwithstanding the foregoing, Landlord shall make reasonable efforts to obtain a non-disturbance agreement from all mortgagees and beneficiaries of any deeds of trust now or hereafter placed on the Building, provided that the same can be obtained at no cost, expense, or liability to Landlord (other than Landlord's reasonable legal fees). Landlord shall, however, have no liability to Tenant as a result of its failure to obtain any non-disturbance agreement, provided that Landlord endeavored in good faith to obtain such an agreement.

      14.  RULES AND REGULATIONS.
           ---------------------

           Tenant and Tenant's agents, contractors, employees and invitees will comply fully with all requirements of the Rules and Regulations of the Building and related facilities, as specified in the Rules and Regulations now or hereafter sent by Landlord to Tenant. Landlord shall at all times have the right to change such rules and regulations to promulgate other Rules and Regulations in such manner as Landlord may deem advisable, in its reasonable discretion, for safety, care or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, contractors, employees and invitees of Tenant. Landlord shall use reasonable efforts to enforce all such Rules and Regulations, including any exceptions thereto, uniformly and in a manner which does not discriminate against Tenant, although it is understood that Landlord may grant exceptions to such Rules and Regulations in circumstances in which it reasonably determines such exceptions are warranted.

      15.  INSPECTION.
           ----------

           Landlord or its officers, agents and representatives, and any ground lessor or mortgagee thereof, shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours upon reasonable advance notice (or, in any emergency or for the purpose of performing routine maintenance, at any hour and without advance notice) to (a) inspect the Premises at any time (including the right to perform periodic environmental studies, audits and reports), (b) clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein, and, in such event, Landlord shall use commercially reasonable efforts to avoid disrupting Tenant's use of the Premises), or (c) show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction.

      16.  CONDEMNATION.
           ------------

           If the whole or, as determined by Landlord in its sole discretion, any substantial part of the Land or the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, as determined by Landlord, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Land or the Building shall occur. If part of the Land or Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the sentence above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced on a pro-rata basis based on the square footage remaining in the Premises, or on another equitable basis if the taking affects only the Land or portions of the Building other than the Premises. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to all remedies provided by law; provided, however, that any award paid to Tenant shall not detract from any award which Landlord is entitled to receive; and if Landlord's award is reduced to any extent as a result of any award to Tenant, then Tenant shall assign and pay over to Landlord the amount by which Landlord's award was so reduced.

      17.  FIRE OR OTHER CASUALTY.
           -----------------------

           In the event of damage to or destruction of the Premises or the Building, or the entrances and other common facilities necessary to provide normal access to the Premises, caused by fire or other casualty, Tenant shall provide notice thereof to Landlord as soon as reasonably possible, and Landlord shall make repairs and restorations as hereafter expressly provided, unless this Lease shall be terminated by Landlord or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

           If (i) the damage is of such nature or extent, in the judgment of Landlord's architect, that more than two hundred ten (210) consecutive days, after commencement of the work, would be required (with normal work crews and hours) to repair and restore the part of the Premises or Building which has been damaged, (ii) a substantial portion of the Premises or the Building is so damaged that, in Landlord's sole judgment, it is uneconomic to restore or repair the Premises or the Building, as the case may be, or (iii) any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration, Landlord shall so advise Tenant promptly; and Landlord or Tenant, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty
(30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 17, and if (y) sufficient casualty insurance proceeds are available for use for such restoration or repair, and (z) this Lease is then in full force and effect, Landlord shall proceed promptly and diligently to restore the Building, Land and Premises to its substantially similar condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant or any other tenant may have installed unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs which may be incurred by Landlord in connection therewith. Landlord shall not insure any improvements or alterations to the Premises in excess of Standard Tenant Work, or any fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements, fixtures, equipment or other property located in the Premises, for the purpose of providing funds to Landlord to repair and restore the Premises to its substantially similar condition prior to occurrence of the damage. If there be any such alteration, fixtures or additions and Tenant does not assure or agree to assure payment of the cost or restoration or repair as aforesaid, Landlord shall have the right to determine the manner in which the Premises shall be restored so as to be substantially the same as the Premises existed prior to the damage occurring, as if such alterations, additions or fixtures had not been made or installed. The validity and effect of this Lease shall not be impaired in any way by, and Landlord shall have no liability as a result of, the failure of Landlord to complete repairs and restoration of the Premises or of the Building within two hundred ten (210) consecutive days after commencement of work, even if Landlord had in good faith notified Tenant that it estimated that the repair and restoration would be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.

           In the case of damage to the Premises not caused by the willful misconduct of the Tenant or any of its agents, employees or invitees, and which is of a nature or extent that Tenant's continued occupancy is substantially impaired, the rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord. In no event, however, shall any damages be payable by Landlord to Tenant in respect of business interruption resulting from any fire or other casualty on the Premises or Building. Tenant shall be responsible to insure and/or repair all of Tenant's leasehold improvements and all equipment, fixtures and personal property located in the Premises.

      18.  HOLDING OVER.
           -------------

           Tenant shall, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant holds over after the expiration or termination of this Lease, all of the other terms and provisions of this Lease shall be applicable during such period, except that Tenant shall pay Landlord from time to time upon demand, as partial damages for the period of any holdover, an amount equal to two hundred percent (200%) of the Basic Rental in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant shall operate to extend this Lease except as otherwise expressly provided in this Lease. The foregoing notwithstanding, Landlord, in addition to accepting the daily damages during the period of such holding over, shall be entitled to pursue all remedies at law or equity, including, without limitation, rights to ejectment and damages. Notwithstanding the foregoing, provided that Tenant has delivered to Landlord written notice of its intent to holdover at least six (6) months prior to the end of the Lease Term, the foregoing damages shall be one hundred fifty percent (150%) of the Basic Rental in effect on the termination date for the first two (2) months of such holdover, and two hundred percent (200%) thereafter.

      19.  TAXES.
           -----

           (a) During each calendar year or portion thereof included in the Lease Term, and any renewal thereof, Tenant shall pay to Landlord as additional rent, Tenant's Proportionate Share of Real Estate Taxes which exceed the Base Real Estate Taxes. Real Estate Taxes shall mean (i) all real estate taxes, including general and special assessments, if any, which are imposed upon Landlord or assessed against the Building and/or the Land during any calendar year, and (ii) any other present or future taxes or governmental charges that are imposed upon Landlord or assessed against the Building and/or the Land during any calendar year which are in the nature of, in addition to or in substitution for real estate taxes, including, without limitation, any license fees, tax measured by or imposed upon rents, or other tax or charge upon Landlord's business of leasing the Building, but shall not include any federal, state or local income tax. Real Estate Taxes shall also include all reasonable expenses incurred by Landlord in obtaining or attempting to obtain a reduction of Real Estate Taxes, including but not limited to, legal fees. In the event that Landlord obtains a reduction in a prior year's Real Estate Taxes, and provided that Tenant has paid its Proportionate Share of Real Estate Taxes for such year, Tenant shall be entitled to a credit for its pro rata share of any such reduction.


           (b) Commencing with the 1998 calendar year, and in each calendar year thereafter during the Lease Term, Landlord may deliver to Tenant a statement of Landlord's reasonable estimate of any increase in the annual Real Estate Taxes for the then current calendar year over the Base Real Estate Taxes and Tenant's percentage thereof, such statement to be delivered on or before April 1st of said calendar year, or as soon thereafter as possible. Within thirty (30) days after delivery of such statement (including any statement delivered after the expiration or termination of this Lease), Tenant shall pay to Landlord, as additional rent, Tenant's aforesaid percentage share of such estimated increase in the annual Real Estate Taxes, except that Tenant's first payment shall include the (1/12th) monthly shares for the months from January 1st through the month in which Landlord submitted the estimate of the increase in the annual Real Estate Taxes for the then current calendar year.

           (c) Commencing with the 1999 calendar year, Landlord shall deliver to Tenant a statement showing the determination of the increase in the annual Real Estate Taxes for the preceding calendar year and Tenant's total percentage thereof, such statement to be delivered on or before April 1st of the then current calendar year, or as soon thereafter as reasonably practicable. If such statement shows that Tenant's payments, if any, of the estimated monthly increase in the annual Real Estate Taxes for said preceding calendar year exceeded Tenant's actual increases for said year, then Tenant may deduct such overpayment from its next payment or payments of monthly rent. If such statement shows that Tenant's percentage share of Landlord's actual increase in the annual Real Estate Taxes exceeded Tenant's payments, if any, of the estimated monthly increase in the annual Real Estate Taxes for said preceding calendar year, then Tenant shall pay the total amount due to Landlord, which amount shall constitute additional rent hereunder due and payable with the first monthly installment of rent due after delivery of said statement.

           (d) In the event that the expiration date or other date of termination of this Lease is not December 31st, the increase to be paid by Tenant for the calendar year in which the expiration date occurs shall be determined by multiplying the amount of Tenant's share thereof for the full calendar year by a fraction, with the number of days during such calendar year prior to the expiration date as the numerator, and with 365 as the denominator. The termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to this Section to be performed after such termination.

           (e) Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay the Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

      20.  EVENTS OF DEFAULT.
           ----------------

           The occurrence of any of the following events shall be deemed to be an event of default ("Event of Default") by Tenant under this Lease:

           (a) Tenant shall fail to pay when due any rental or other sums payable by Tenant hereunder (or under any other lease now or hereafter executed by Tenant in connection with space in the Building), and same is not cured within five (5) days after Landlord's written notice thereof to Tenant.

           (b) Tenant shall fail to comply with or observe Section 46 of this Lease (or a comparable section of any other lease now or hereafter executed by Tenant in connection with space in the Building). Notwithstanding the foregoing, if (i) the default is of such a nature that it does not present a risk to the health or safety of other tenants and/or invitees of the Building and/or the Premises; (ii) Tenant has commenced curing the default within five (5) days after notice thereof from Landlord; and (iii) Tenant is continuing to diligently pursue the cure of said default, then Tenant shall have an additional ten (10) days in which to complete the cure of the default.

           (c) Tenant shall fail to comply with or observe any other provision of this Lease (or any other lease now or hereafter executed by Tenant in connection with space in the Building), and same is not cured within fifteen
(15) days after Landlord's written notice thereof to Tenant. Notwithstanding the foregoing, if (i) the default is of such a nature that fifteen (15) days is an unreasonably short period of time in which to cure the default; (ii) Tenant has commenced curing the default within the fifteen (15) day period; and (iii) Tenant is continuing to diligently pursue a cure of such default, then Tenant shall have an additional fifteen (15) days in which to complete the cure of said default.

           (d) Tenant abandons the Premises and fails to pay any rental or other sums for which Tenant is obligated hereunder.

           (e) Tenant or any partner or guarantor of Tenant, as the case may be, shall apply for or consent to the appointment of a receiver, trustee or liquidator of itself or himself or any of its or his property, admit in writing its or his inability to pay its or his debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it or him in any proceeding under any such law, or if action shall be taken by Tenant or any partner or guarantor of Tenant for the purposes of effecting any of the foregoing.

           (f) Any court of competent jurisdiction shall enter an order, judgment or decree approving a petition seeking reorganization of Tenant or all or a substantial part of the assets of Tenant or any partner or guarantor of Tenant, or appointing a receiver, sequestrator, trustee or liquidator of Tenant or any partner or guarantor of Tenant or any of its or his property, and such order, judgment or decree shall continue unstayed and in effect for any period of at least thirty (30) days.

      21.  REMEDIES.
           ---------

           Upon the occurrence of any Event of Default specified in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

           (a) Collect or bring an action for such rent as may be in arrears, and request entry of judgment therefor as provided for in case of rent in arrears, or file a proof of claim in any bankruptcy or insolvency proceeding for such rent, or institute any other proceedings, whether similar or dissimilar to the foregoing, to enforce payment thereof.

           (b) Declare due and payable and sue for and recover, all unpaid rent for the unexpired period of the Lease Term (and also all additional rent as the amounts thereof can be determined or reasonably estimated) as if by the terms of this Lease the same were payable in advance, together with all legal fees and other expenses incurred by Landlord in connection with the enforcement of any of Landlord's rights and remedies hereunder.

           (c) Terminate this Lease, in which event Tenant shall immediately Surrender the Premises to Landlord; and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim for damages therefor, and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of rental for the remainder of the Lease Term.

           (d) Without termination of the Lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for trespass or any claim or damages therefor; and if Landlord so elects, relet the Premises on behalf of the Tenant on such terms as Landlord shall deem advisable and receive the rent therefor, and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term.

           (e) Without termination of the Lease, enter upon the Premises, by force if necessary, without being liable for trespass or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

           (f) If Tenant fails to perform any covenant or observe any condition to be performed or observed by Tenant hereunder or acts in violation of any covenant or condition hereof, Landlord may, but shall not be required to on behalf of Tenant, perform such covenant and/or take such steps, including entering upon the Premises, as may be necessary or appropriate, if Landlord shall have given Tenant at least three (3) days prior written notice of Landlord's intention to do so, unless an emergency situation exists, in which case Landlord shall have the right to proceed immediately and all costs and expenses incurred by Landlord in so doing, including reasonable legal fees, shall be paid by Tenant to Landlord upon demand, plus interest at the overdue interest rate set forth herein from the date of expenditure(s) by Landlord, as additional rent. Landlord's proceeding under the rights reserved to Landlord under this Section shall not in any way prejudice or waive any rights Landlord might otherwise have against Tenant by reason of Tenant's default.

           (g) Exercise any other rights and remedies available to Landlord at law or in equity. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Neither pursuit of any of the foregoing remedies provided nor any other remedies provided herein or by law shall constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or Event of Default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, Tenant shall not be relieved of its liabilities and obligations hereunder and, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of rental for the remainder of the Lease Term. Tenant's obligations and liabilities under this Lease shall also survive repossession and reletting of the Premises by Landlord pursuant to the foregoing provisions of this Section 21. Notwithstanding anything to the contrary contained in this Section, in computing the amount due Landlord as a result of any Event of Default by Tenant, Tenant shall not be entitled to receive any credit, upon reletting by Landlord after Tenant's default, for any rent or other sums received by Landlord in excess of those for which Tenant is otherwise obligated herein.

           (h) The abatement of Basic Rental, if any, and other concessions of the Landlord (which may include among other items: (i) brokerage fees; (ii) moving allowances; (iii) Tenant improvements; (iv) Lease assumptions; (v) unamortized portions of the buildout; and (vi) any other cash allowances or payments) are subject to the condition that, throughout the Lease Term, Tenant will perform and comply with all of the terms, covenants and conditions of this Lease to be performed or complied with by Tenant. If, after the occurrence of an Event of Default, Landlord terminates this Lease or reenters and takes possession of the Premises without such a termination, the abatement of Basic Rental and other Landlord concessions shall cease to apply and Tenant shall be obligated, within 10 days after demand, to pay to Landlord the Basic Rental abated and the value of all Landlord's concessions. Landlord's right to recover the Basic Rental abated and the value of all Landlord's concessions shall be in addition to any other remedies available to Landlord as a result of such termination or reentry.

           (i) All rights and remedies of Landlord and Tenant herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law.

           (j) in addition to any other rights and remedies provided in this Lease, and with or without terminating this Lease, Landlord may with force of law, re-enter, terminate Tenant's right of possession and take possession of the Premises, the provision of this Section 21 operating as a notice to quit, any other notice to quit or of Landlord's intention to re-enter the Premises being hereby expressly waived.

           (k) Notwithstanding anything to the contrary contained in this Section, Landlord agrees to make reasonable efforts to mitigate its damages, provided that (a) Landlord shall have no obligation to lease the Premises in priority over any other space which may then be available or thereafter become available in the Building; (b) Tenant shall also have an obligation to make reasonable efforts to reduce any damages caused by its breach of this Lease or other Event of Default hereunder; and (c) it shall be Tenant's burden to prove that Landlord failed to comply with any standard imposed upon Landlord in this subsection.

      22.  SURRENDER OF PREMISES.
           ----------------------
           No act done and no failure to act by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

      23.  ATTORNEYS' FEES.
           -----------------

           In case it should be necessary or proper for Landlord or Tenant to bring any action under this Lease or to consult or place this Lease, or any amount payable by Landlord or Tenant hereunder, with an attorney concerning a default of Landlord or Tenant hereunder, irrespective of whether such default is later cured, then the non-prevailing party shall pay any and all reasonable attorney's fees, court costs and expenses of the prevailing party incurred in connection with such enforcement.

       24. INTENTIONALLY OMITTED.
           ----------------------

       25.  MECHANICS' LIENS.
            -----------------

            Tenant shall not permit any mechanics' lien or other liens to be placed upon the Premises or the Building or improvements thereon during the Lease Term, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant (excluding, however, the Landlord's performance of its obligations under this Lease). In the case of the filing of any such lien Tenant will promptly, and in any event within thirty (30) days after the filing thereof, satisfy or release such lien by means of payment thereof, bonding Landlord against any loss occasioned thereby (in which case Tenant shall have the right in due diligence to contest and dispute such lien so long as such bond remains in place), or take such other action as may be otherwise acceptable to Landlord.

      26.  WAIVER OF SUBROGATION; INSURANCE.
           --------------------------------

           (a) Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

           (b) Tenant shall maintain throughout the Lease Term, at Tenant's sole cost and expense, insurance against loss or liability in connection with bodily injury, death, property damage and destruction, in or upon the Premises or the remainder of the Land, and arising out of the use of all or any portion of the same by Tenant or its agents, employees, officers, invitees, visitors and guests, under policies of comprehensive general public liability insurance having such limits as to each as may be reasonably required by Landlord from time to time, but in any event of not less than Two Million Dollars ($2,000,000) per occurrence for death or injury and Two Million Dollars ($2,000,000) per occurrence for property damage or destruction and personal injury. Such policies shall name Landlord and Tenant, (and, at Landlord's or such mortgagee's or paramount lessor's or installment seller's request) any mortgagee of all or any portion of the Buildings and any landlord of, or installment seller to, Landlord as the insured parties, shall provide that they shall not be adversely modified or canceled without the insurer agreeing to give at least thirty (30) days prior written notice to Landlord and any other party designated as aforesaid and shall be issued by insurers of recognized responsibility licensed to do business in the jurisdiction in which the Building is located and acceptable to Landlord. Copies of all such policies certified by the insurers to be true and complete shall be supplied to Landlord and such mortgagees, paramount lessors and installment sellers at all times.

      27.  INTENTIONALLY OMITTED.
           ---------------------

      28.  BROKERAGE.
           ---------

           Tenant warrants that it has had no dealings with any broker or agent other than Compass Management and Leasing, Inc. and Spaulding and Slye Services
           -------------------------------------------------------------------
Limited Partnership in connection with the negotiation or execution of this
--------------------
Lease, and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any other broker or agent claiming the same by, through or under Tenant.

      29.  ESTOPPEL CERTIFICATES.
           ---------------------

           Tenant shall from time to time, within ten (10) business days after Landlord shall have requested the same of Tenant, execute, acknowledge and deliver to Landlord a written instrument in recordable form and otherwise in such form as required by Landlord (i) certifying that this Lease is in full force and effect and has not been modified, supplemented or amended in any way (or, if there have been modifications, supplements or amendments thereto, that it is in full force and effect as modified, supplemented or amended and stating such modifications, supplements and amendments); and (ii) stating any other fact or certifying any other condition reasonably requested by Landlord or reasonably requested by any mortgagee or prospective mortgagee or purchaser of the Property or of any Interest therein. Such certifications and representations shall not act as an amendment to this Lease and shall not vary the terms of this Lease or the rights of the Tenant hereunder. In the event that Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing ten (10) business day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate, and Tenant irrevocably authorizes and appoints Landlord as its attorney-in-fact to execute such certificate on behalf of Tenant.

      30.  NOTICES.
           -------
           Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

           (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent or other amounts have been actually received by Landlord.

           (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

           (c) With the exception of subsection (a) above, any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered (i) when delivered personally or (ii) whether actually received or not, two (2) business days after deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested; addressed to the parties hereto at the respective addresses set out below, or at such other address as they have previously specified by written notice delivered in accordance herewith.

                     If to Landlord, at:

                     1875 Eye Street, N.W., Suite 900
                     Washington, D.C. 20006

                     If to Tenant, at:

                     23 Fourth Avenue
                     Burlington, MA 01803-3303

                     with a copy to:

                     The Premises

If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at the specific address for the receipt of notices and payments to Landlord; if and when included within the term Tenant, as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address within the continental United States for the receipt of notices and payment to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

      31.  FORCE MAJEURE.
           -------------

           Except as otherwise provided in this Lease, whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant or whenever Landlord or Tenant is otherwise obligated to perform hereunder, neither Landlord nor Tenant shall be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays or failures to perform due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of that party; provided, however, that the failure to pay any rent or additional rent hereunder, for any reason, shall not be considered to be beyond the reasonable control of Tenant.

      32.  SEVERABILITY
           ------------

           If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, the remainder of this Lease shall not be affected thereby.

      33.    AMENDMENTS; WAIVER; BINDING EFFECT.
             ----------------------------------

           The provisions of this Lease may not be waived, altered, changed or amended, except by instrument in writing signed by both parties hereto, and such instrument may be subject to the approval of any mortgagees, and ground lessors of record. The acceptance of Basic Rental, additional rent or other payments by Landlord, or the endorsement or statement on any check, any letter accompanying any check or other tender of Basic Rental, additional rent or other payment shall not be deemed an accord and satisfaction or a waiver of any obligation of Tenant, regardless of whether Landlord had knowledge of any breach of such obligation. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     34. QUIET ENJOYMENT.
         ---------------
         Provided Tenant has performed all of the terms and conditions of this Lease, including the payment of rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or others claiming through Landlord, subject to the terms and conditions of this Lease and to all mortgages, ground leases and other encumbrances to which this Lease is subject and subordinate.

      35.  LIABILITY OF TENANT.
           -------------------

           If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever, including without limitation any extensions or renewals hereof, any amendments hereto, any waivers hereof or failure to give such guarantor any notices hereunder.

      36.  LANDLORD LIABILITY.
           ------------------

           The liability of Landlord and all officers, employees, shareholders, venturers or partners (general or limited) of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be non-recourse and limited to the interest of Landlord in the Building, and Landlord or any officer, employee, shareholder, venturer or partner (general or limited) of Landlord shall have the right to sell or transfer all or any portion of the Land or the Building to any third party, and upon any such sale or other transfer of all of the Building or the Land, and the corresponding assignment of this Lease (and the Security Deposit), the previous Landlord shall have no further liability or obligation to Tenant hereunder or otherwise.

      37.  CERTAIN RIGHTS RESERVED BY LANDLORD.
           -----------------------------------

           Landlord shall have the following rights, exercisable without notice, except as provided herein, and without liability to Tenant for damage or injury to property, persons or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim or setoff or abatement of rent or affecting any of Tenant's obligations hereunder:

           (a) To change the name by which the Building is designated upon four (4) months written notice to Tenant.

           (b) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entry ways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, so long as the Premises are reasonably accessible. Landlord shall use reasonable efforts not to interfere with the operation of Tenant's business when exercising its rights under the provisions of this subsection (b).

           (c) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

           (d) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Tenant's right to admittance when the Building is closed after normal business hours or on Saturdays, Sundays and holidays, under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that person entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

      38.  FINANCIAL STATEMENTS.
           ---------------------

           Tenant agrees to provide to Landlord within 14 days of request by Landlord but no more than once per year, the most recent audited annual financial statements of Tenant, including balance sheets, income statements, and financial notes ("Statements"). Tenant consents that Landlord may release the Statements to Landlord's subsidiaries, affiliates, lenders, advisors, joint venture partners, or potential purchasers of the property for the purposes of evaluating Tenant's financial condition with respect to performance under the Lease. Landlord agrees to keep the Statements confidential, to take commercially reasonable efforts to maintain the confidentiality of the Statements by those to whom it releases the Statements, to not release the Statements to third parties except as set forth herein, and not to use the same except for the purposes outlined herein.

      39.  NOTICE TO LENDER.
           -----------------

           If the Premises or the Building or any part thereof are at any time subject to a mortgage or a deed of trust or other similar instrument and the Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate rentals for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such mortgagee, trustee, beneficiary and assignee, specifying the default in reasonable detail, and affording such mortgagee, trustee, beneficiary and assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

     40.   MISCELLANEOUS.
           --------------

           (a) Any approval by Landlord and Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, or any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications.

           (b) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

           (c) Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Premises, the Building or the Land except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

           (d) The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease and deliver the same to Tenant.

           (e) Notwithstanding anything to the contrary contained in this Lease, if the Lease Term has not commenced within twenty-one (21) years after the date of this Lease, this Lease shall automatically terminate on the twenty-first (21st) anniversary of such date. The sole purpose of this provision is to avoid any interpretation of this Lease as a violation of the Rule Against Perpetuities, or any other rule of law or equity concerning restraints on alienation.

           (f) The terms of this Lease shall be construed in accordance with the laws of the jurisdiction in which the Building is located.

      41.  ADDITIONAL RENT.
           ---------------

           The Tenant shall pay as additional rent any money required to be paid pursuant to the provisions of this Lease whether or not the same be designated "additional rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectable as additional rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

      42.  ENTIRE AGREEMENT.
           ----------------

           The Lease contains all covenants and agreements between Landlord and Tenant relating in any manner to the rent, use and occupancy of Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

      43.  LEGAL PROCEEDINGS.
           -----------------

            Landlord and Tenant hereby waive the right to a jury trial in any action, proceeding or counterclaim between Tenant and Landlord or their successors arising out of this Lease or Tenant's occupancy of the Premises or Tenant's right to occupy the same.

      44.  LAWS AND REGULATIONS.
           --------------------

           Tenant agrees at Tenant's expense to comply with all applicable laws, ordinances, rules, and regulations, whether now in effect or hereafter enacted or promulgated, of any governmental entity or agency having jurisdiction of the Premises.

      45.  AMERICANS WITH DISABILITIES ACT ("ADA").
           ---------------------------------------

           (a) Tenant hereby represents that it is not a public accommodation, as defined in the ADA.

           (b) The Landlord shall take whatever steps are necessary to cause the common areas of the building to meet the requirements of Title III of the ADA.

           (c) Except for the matters relating to initial buildout of the Premises outlined in Section 7, for which Landlord shall be solely responsible, the Tenant at its sole cost and expense shall be solely responsible for taking any and all measures which are required to comply with the requirements of Title I and/or Title III of the ADA within the Premises and, if the measures required outside of the Premises are attributable to Tenant's subsequent alterations to the Premises, outside of the Premises as well. Any Alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with this Lease; provided, however, that Landlord's consent to such Alterations shall not constitute either Landlord's assumption, in whole or in part, of Tenant's representation or confirmation by Landlord that such Alterations comply with the provisions of the ADA.

           (d) Tenant shall indemnify the Landlord for all claims, damages, judgments, penalties, fines, administrative proceedings, costs, expenses and liability arising from Tenant's failure to comply with any of the requirements of Title I and/or Title III of the ADA within the Premises.

           (e) Landlord shall indemnify the Tenant for all claims, damages, judgments, penalties, fines, administrative proceedings, cost, expenses and liability arising from Landlord's failure to comply with Title III of the ADA within the common areas.

           (f) Notwithstanding the provisions of subsection (b) herein, if (i) Landlord causes Alterations or improvements to be made to the common areas of the Building to comply with the ADA, and (ii) such Alterations or improvements solely benefit the Premises, Tenant shall reimburse Landlord for all costs and expenses incurred by Landlord in connection with the performance of such Alterations or improvements.

      46.  ENVIRONMENTAL PROTECTIONS.
           -------------------------

           (a) Notwithstanding the generality of Section 9 above, Tenant shall conduct all activity in compliance with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders and requirements of common law concerning protection of the environment or human health ("Environmental Laws"). Tenant shall also cause its subtenants (if subtenants are permitted by this Lease or are hereafter approved by Landlord), licensees, invitees, agents, contractors, subcontractors and employees to comply with all Environmental Laws. Tenant and its permitted subtenants, licensees, invitees, agents, contractors, and subcontractors shall obtain, maintain, and comply with all necessary environmental permits, approvals, registrations and licenses.

           In addition to and not in limitation of the foregoing, Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not generate, refine, produce, transfer, process or transport Hazardous Material on, above, beneath or near the Premises, the Building or the Land. As used herein, the term "Hazardous Materials" shall include, without limitation, all of the following: (1) hazardous substances, as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601 (14), as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986) ("SARA"); (2) regulated substances, within the meaning of Title I of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6991-6991(i), as amended by SARA; (3) any element, compound or material which can pose a threat to the public health or the environment when released into the environment; (4) hazardous waste as defined in the Virginia Waste Management Act, Title 10.1, Chapter 14 of the Code of Virginia; (5) petroleum and petroleum byproducts; (6) an object or material which is contaminated with any of the foregoing; (7) any other substance designated by any of the Environmental Laws or a federal, state or local agency as detrimental to public health, safety and the environment. Notwithstanding the foregoing, Tenant may use within the Premises those Hazardous Materials as are commonly and legally used or stored as a consequence of using the Premises for administrative or professional offices, but only so long as the quantities thereof do not pose a threat to public health, the environment, or would necessitate a "response action" as that term is defined in CERCLA, and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use of such Hazardous Materials.

           (b) Tenant shall protect, indemnify and save Landlord harmless from and against any and all liability, loss, damage, cost or expense (including reasonable attorneys' fees) that Landlord may suffer or incur as a result of any claims, demands, damages, losses, liabilities, costs, charges, suits, orders, judgments or adjudications asserted, assessed, filed, or entered against Landlord or any of the Building or the Land, by any third party, including, without limitation, any governmental authority, arising from Tenant's breach of Environmental Laws or otherwise arising from the alleged generation, refining, production, storage, handling, use, transfer, processing, transportation, release, spillage, pumping, pouring, emission, emptying, dumping, discharge or escape of Hazardous Materials on, from or affecting the Premises, the Building or the Land, including, without limitation, liability for costs and expenses of abatement, correction, clean-up or other remedy, fines, damages, response (including death) and property damage.

           (c) Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not release, spill, pump, pour, emit, empty, dump or otherwise discharge or allow to escape Hazardous Materials onto the Land or Building, and Tenant shall take all action necessary to remedy the results of any such release, spillage, pumping, pouring, emission, emptying, dumping, discharge, or escape.

           (d) Tenant shall within 48 hours of receipt deliver to Landlord copies of any written communication relating to the Building or the Land between Tenant and any governmental agency or instrumentality concerning or relating to Environmental Laws.

           (e) Tenant's obligations under this Section shall survive the termination or other expiration of this Lease.

      47.  PARKING.
           -------

           Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not use parking spaces on the Land or Building in excess of that number set out on the attached Data Sheet which has been reasonably determined by Landlord to be Tenant's proportionate share of the total parking spaces available on the Building and Land. Notwithstanding anything contained herein, if any governmental regulation or ordinance is enacted or amended after the effective date of this Lease so as to allow or require a modification in Tenant's number of parking spaces, Landlord reserves the right to make such modification without modifying in any way the rent due hereunder or any other obligations of Tenant.

      48.  OPTION TO RENEW.
           ----------------

           Tenant shall have the right to extend the term of this Lease for one (1) additional three (3) year lease term (the "Renewal Term"), upon the following conditions:

           (a) Tenant is not in default under this Lease beyond any applicable grace or cure period, either at the time any notice hereunder is given, or at the time the Renewal Term is to commence;

           (b) Landlord has made a good faith determination that Tenant remains creditworthy;

           (c) Tenant has not previously assigned the Lease or sublet more than thirty percent (30%) of the Premises (except to an affiliated party as described in section 11(e));

           (d) Tenant has delivered to Landlord written notice of its intention to exercise this option, not less than 300 days prior to the end of the Lease Term;

           (e) All lease terms for the Renewal Term shall be the same as in this Lease, except that the Basic Rental and Landlord concessions, if any, for the Renewal Term shall be negotiated in good faith between the parties; and

           (f) If Landlord and Tenant fail to agree as to all terms and sign an Addendum to the Lease extending the Lease term as provided in this Section at least 240 days prior to the end of the lease term, all time periods for Tenant herein being of the essence, then Tenant's right to extend the term of this Lease shall lapse and Tenant's renewal option shall be of no force and effect. The renewal option is personal to Tenant and is non-transferrable.

      49.  RIGHT OF FIRST OFFER.
           --------------------

           Beginning on the Commencement Date, Tenant shall have a one-time first right of offer to lease the space on the fifth (5th) floor (the "Additional Space") in the Building, provided:

           (a) This right of first offer is subordinate to the rights of (i) the current tenant in the Additional Space to renew, extend or otherwise negotiate a new lease for the Additional Space; (ii) all future tenants in such space, to renew or extend their leases; and (iii) existing tenants to the Additional Space as of the date of execution of this Lease;

           (b) Tenant is not in default under this Lease beyond any applicable grace or cure period, either at the time the Additional Space becomes available or at the time Tenant is to take occupancy of the Additional Space;

           (c) Tenant has not previously assigned the Lease or sublet more than thirty percent (30%) of the Premises (except to an affiliated party as described in Section 11(e));

           (d) Landlord has made a good faith determination that Tenant remains creditworthy;

           (e) Tenant must lease all of the Additional Space offered;

           (f) Tenant exercises its option as provided in this Section by delivering to Landlord written notice of its intention within five (5) business days after Landlord has notified Tenant that the Additional Space is available, which notice may be given by Landlord to Tenant up to six (6) months prior to the anticipated availability date of the Additional Space;

           (g) All terms of the lease of the Additional Space shall be upon those terms and conditions as are negotiated in good faith between the parties;

           (h) Tenant executes an addendum or a new lease for the Additional Space within fifteen (15) business days after Landlord's receipt of Tenant's notice to lease the Additional Space; and

           If Tenant fails to comply with each of the above conditions within the time specified, all time periods herein for Tenant being of the essence, then this right of first offer will lapse and be of no further force and effect, and Landlord shall have the right to lease all or any part of the Additional Space to a third party under the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant. This right of first offer to lease the Additional Space is personal to Tenant and is non-transferrable.

      50.  TENANT ACCESS.
           -------------

            Subject to Landlord's reasonable regulations, Tenant shall have access to the Premises 24 hours per day, 365 days per year, except in the case of an emergency or when the Building may be closed by governmental authorities. Landlord shall provide Tenant with a restricted entry access system for after-hours access to the Building.

      51.  EXHIBITS.
           --------

            (i) Exhibit A - Outline of Premises
           (ii) Exhibit B - Commencement Date Designation
          (iii) Exhibit C - Rules and Regulations

            IN WITNESS WHEREOF, the parties hereto have executed this Lease and affixed their seals as of the date first above written.


                                              Tenant:

            WITNESS/ATTEST:                   INTERMETRICS, INC.

            /s/ Nicholas A. Pettinella        By:/s/ Michael B. Alexander (SEAL]
            --------------------------           ---------------------------
            Nicholas A. Pettinella               Name:  Michael B. Alexander
            Secretary, Sr. VP, CFO               Title: Chairman

                                     Landlord:

                                     THE EQUITABLE LIFE ASSURANCE
WITNESS/ATTEST:                      SOCIETY OF THE UNITED STATES


/s/                                  By:/s/  MARGARET S. CLEARY
------------------------------           ---------------------------- [SEAL]
                                        Name:  MARGARET S. CLEARY
                                        Title: INVESTMENT OFFICER

                                 Plans Prepared By:
                                 [LOGO] CROSS DUNNING & ASSOCIATES
                                 3959 Pender Drive, Suite 115
                                 Fairfax, Virginia
                                 (703) 385-7500
                                 Fax (703) 385-7599

                                 SIXTH FLOOR PLAN

                                   12/19/96

                                   SUITE 600

                                  26,084 s.f.

THE CONCOURSE                                 COMPASS
1595 SPRINGHILL ROAD, VIENNA, VIRGINIA        MANAGEMENT AND LEASING, INC.
                                              A SUBSIDIARY OF EQUITABLE REAL
                                              ESTATE INVESTMENT MANAGEMENT,
                                              INCORPORATED

                                   EXHIBIT A

                                        N
      5'           20'
  0'      10'               40'

The Equitable Life Assurance Society of the United States
c/o Equitable Real Estate Investment
      Management, Inc.
1875 Eye Street, N.W.
Suite  900
Washington, D.C. 20006


      The undersigned, by the execution of this letter, hereby confirms that the Commencement Date of the Lease Term of that certain lease agreement (the "Lease Agreement") by and between The Equitable Life Assurance Society of the United States (the "Landlord") and the undersigned (the "Tenant") is__________, 1997, and that the expiration date of the Lease Agreement is__________. All capitalized terms not defined herein shall have the meanings assigned to them in the Lease Agreement.

       ACCEPTED AND AGREED to this ______day of _____________199_.

                                              TENANT:

                                              Intermetrics, Inc.



                                              By:_____________________

                                              Title:_____________________



                                       EXHIBIT B

                                                                       EXHIBIT C



                             RULES AND REGULATIONS
                             ---------------------

        1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, contractors and employees, or used for any purpose other than ingress and egress to and from the leased premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building or on the Land are prohibited.

        2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

        3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except, as shall be first approved in writing by Landlord in its discretion. One building standard plaque will be prepared by Landlord at Landlord's expense. No additional signs shall be posted without Landlord's prior written consent as to location and form, and the cost of preparing and posting such signs shall be borne solely by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

        4. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

        5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaid at the sole expense of the responsible Tenant.

        6. A Tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or out of Tenant's equipment, furniture, files, and/or fixtures shall be done only with prior written notice to Landlord, and Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shall, in addition, be entitled to place such other conditions upon Tenant's moving activities as Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant's property in the process of such a move, and in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant's moving activities.

        7. Corridor doors, when not in use, shall be kept closed.

        8. All deliveries must be made via the service entrance and elevators, designated by Landlord for service, if any, during Landlord's normal operating hours. Landlord's written approval must be obtained for any delivery after normal working hours.

        9. Each Tenant shall cooperate with Landlord's employees in keeping the leased Premises neat and clean.

        10. Tenant shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the leased Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

        11. No animals shall be brought into or kept in or about the Building.

                                                            EXHIBIT C



        12. No boxes, crates or other such materials shall be stored in hallways or other common areas. When Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 6:30 p.m., respectively, so as to avoid having such debris visible in the common areas during normal business hours.

        13. No machinery of any kind, other than ordinary office machines such as copiers, typewriters and PC's shall be operated on the leased Premises without the prior written consent of Landlord, nor shall Tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees or ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.

        14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.

        15. Any wall damage deemed by Building management to be excessive from nails, screws, hooks, etc. shall be repaired by Tenant when requested by Landlord. Nothing shall be affixed to, or made to hang from the ceiling of the Premises without Landlord's prior written consent.

        16. Landlord has the right to evacuate the Building in the event of fire alarms, emergency or catastrophe.

        17. No food and/or beverages shall be distributed from Tenant's office without the prior written approval of the management of the Building.

        18. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of any locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Premises by Landlord. No duplicates of such keys shall be made by Tenant. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

        19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for Tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

        20. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

        21. No portion of the Building shall be used for the purposes of lodging rooms.

        22. Vending machines or dispensing machines of any kind will not be placed in the leased Premises by Tenant without prior written consent of Landlord.

        23. Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever, other than building standard mini blinds. Tenant shall not affix anything to the inside of the exterior windows of the Building, nor damage or remove any window film or reflective material affixed to such windows. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant's expense.

        24. No Tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by

                                                            EXHIBIT C



Landlord or by contractors and/or workmen approved by Landlord, working under Landlord's supervision.

        25. Tenant shall cooperate fully with all recycling programs of Landlord and with any and all regulations, laws, etc. imposed on the Building by any governmental body or Landlord's insurance carriers.

        26. Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be needful for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.



                                      - 3 -